UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2011

THE GRAYSTONE COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54254 (Commission File No.)	27-3051592 (IRS Employer Identification No.)

2620 Regatta Drive, Ste 102
Las Vegas, NV 89128
(Address of principal executive offices, including ZIP code)

(888) 552-3750
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01	Entry into a Material Definitive Agreement

On December 8, 2011, the Company entered into a Securities Purchase Agreement (“Purchase Agreement”) with Asher Enterprises, Inc., a Delaware corporation (“Asher”), relating to the issuance and sale to Asher of an unsecured convertible promissory note (the “Note”) in a private transaction (the “Transaction”) with a principal amount of $42,500.  The Company received net proceeds of $40,000 from the Transaction, which will be used as general working capital.  The Purchase Agreement includes customary representations, warranties and covenants.

Convertible Promissory Note

In connection with the Transaction, the Company issued Asher the Note.  Interest on the Note accrues at a rate of 8% annually and is to be paid with principal in full on the maturity date of August 28, 2012. The principal amount of the Note together with interest may be converted into shares of the Company's common stock, par value $0.00001 (“Common Stock”), at the option of the Asher at a conversion price equal to fifty-seven percent (57%) of the Market Price (as defined in the Note) for the Common Stock during the ten trading days prior to the conversion.

The Note contains a “blocker” provision limiting the number of shares of Common Stock into which the Note is convertible to 4.99% of the outstanding shares of the Company’s Common Stock.  However, the blocker provision in the Note may be waived by Asher upon 61-days’ prior notice.

The Company has a right of prepayment of the Note anytime from the date of the Note until one hundred eighty (180) days thereafter, subject to a prepayment penalty in the amount of 130% to 150% of the outstanding principal and interest of the Note based on the date of prepayment.

 The Note provides for customary events of default such as failing to timely make payment under the Note when due.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the Form of Note, which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Items 1.01 and 3.02 of this Current Report on Form 8-K are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

As described in Item 1.01 of this Current Report, which is incorporated herein by reference, on December 8, 2011, the Company issued a Note to Asher in a transaction pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).  Asher is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D of the Securities Act.  The Transaction was made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act.  The sale of the Note did not involve a public offering and was made without general solicitation or general advertising. Asher represented that it was an accredited investors and was acquiring the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.  Neither the Notes nor the underlying shares of Common Stock issuable upon the conversion of the Note have been registered under the Securities Act and neither may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 4.01	Changes in Registrant's Certifying Accountant

The Board of Directors of The Graystone Company  (the "Company"), acting as the Company’s Audit Committee, annually considers the selection of independent public accountants. On December 14, 2011 after an evaluation process, the Board of Directors appointed Sam Kan & Company, Certified Public Accountants  as Graystone's independent auditors for the 2011 fiscal year, replacing Collie Accountancy Certified Public Accountants. Sam Kan & Company's address is 1151 Harbor Bay Parkway, Suite 202, Alameda, CA 94502.

This action effectively dismisses Collie Accountancy as the Company's independent auditor for the fiscal year ending December 31, 2011.  The report of Collie Accountancy on the Company's consolidated financial statements for the year ended December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. For the years ended December 31, 2010 and through the date of this Form 8-K, there have been no disagreements with Collie Accountancy on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Collie Accountancy’s satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.   In this connection, the Company's 10-Q, filed November 7, 2011, contained footnotes that indicated a going concern opinion.  Furthermore, the Company's Form 10-12G/A and S-1, filed with the Securities and Exchange on March 23, 2011,  contained footnotes that indicated a going concern opinion on the Company's financial statements for the fiscal year ended December 31, 2010.   For the years ended December 31, 2010 and through the date of this Form 8-K, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Collie Accountancy with a copy of this form 8-K and the Company has requested that Collie Accountancy furnish a letter addressed to the Commission stating whether it agrees with the statements above.  A copy of the letter is attached as an exhibit herein.

For the year ended December 31, 2010 and through the date of this form 8-K.  Neither the Company nor anyone acting on the Company's behalf consulted Sam Kan & Company with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.  Sam Kan & Company has been asked to review this disclosure and Sam Kan & Company has been provided an opportunity to furnish a letter to the SEC containing any new information, clarification, or disagreement with the statements made herein.

Item 9.01	Financial Statements and Exhibits

The following exhibit is filed herewith.

Exhibit No.	Exhibit

10.1	Convertible Promissory Note

10.2	Securities Purchase Agreement, dated November 29, 2011, between the Company and Asher Enterprises, Inc.

16.1	Letter re change in certifying accountant

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Graystone Company, Inc.

Dated: December 21, 2011	By:	/s/ Joseph Mezey
Name: Joseph Mezey
Title: Chief Financial Officer